EXHIBIT 10.35


The parties hereto have entered into a separate License Agreement under certain Intellectual Property as defined in the License Agreement which allows Licensee to do any and all things with respect to any inventory obtained as a result of any liens or security interests granted hereunder as if Licensee were the owner of all Intellectual Property covering such inventory.

                              CAPITAL FACTORS, INC.
                               FACTORING AGREEMENT


                                                       Date:  November 26, 1997


From:      Mansur Industries, Inc.
           8305 NW 27th Street, Suite 107
           Miami, FL  33122

and:       Systemone Technologies, Inc.
           8305 NW 27th Street, Suite 107
           Miami, FL  33122

To:        Capital Factors, Inc.
           120 E. Palmetto Park Road, 5th Floor
           Boca Raton, FL  33432


Gentlemen:

Upon your written acceptance, to be noted at the foot of this Agreement, the following will state the terms and conditions under which you are to act as our sole factor:

     1. APPOINTMENT AND SALE OF ACCOUNTS: We hereby appoint you our sole factor, and hereby sell and assign to you, making you absolute owner thereof, all of our accounts due from Ecogard, Inc. and such other accounts as you may agree to purchase from us from time to time, contract rights, notes, bills, acceptances and all other obligations to us (hereinafter referred to as "Receivables") for the payment of money, in cash or in kind, together with all proceeds thereof, all security and guarantees therefor, and all of our rights to the goods and property represented thereby. You shall have all the rights of an unpaid seller or provider of the goods or services, the sale or rendering of which gives rise to each Receivable, including the rights of stoppage in transit, reclamation and replevin. Upon each sale of goods or rendering of services, we shall execute and deliver to you such confirmatory assignments of our Receivables as you may require, in form and manner satisfactory to you, together with copies of invoices, all shipping or delivery receipts, and such other proof of sale and delivery or performance as you may, at any time or from time to time, require to effect collection of our Receivables. We shall make appropriate notations upon our books and records indicating the sale and assignment of our Receivables to you. All invoices or other statements to our customers concerning Receivables shall clearly state, in language satisfactory to you, that each such Receivable has been sold and assigned to you and is payable to you and to you only. Copies of Receivables sold and assigned to you shall also bear this language. During the term of this Agreement, we agree not to sell, negotiate, pledge, assign or grant any security interest in any or all of our Receivables to anyone other than you. If we are or become engaged in finishing or improving goods, we agree, notwithstanding any credit approval you may have given on the customer(s) involved, to assert promptly, at our expense and upon your demand, any lien rights provided by law on goods in our possession. We will remit to you the proceeds of sale of such goods to satisfy the amounts owed to you by the owner of the goods. It is understood that your credit approval is limited to the net amount of the customer's obligation after the sale and disposition of such goods.

     2. ADDITIONAL COLLATERAL: In addition to Receivables and all proceeds thereof, we also assign to you all right, title and interest, and grant to you a security interest in, the following collateral to secure all of our present and future obligations and indebtedness to you: (1) all deposit, savings, passbook or like accounts maintained at any bank, savings and loan or similar institution; and (2) the proceeds of any tax refund due or to become due to us by the state or federal government.

     3. CREDIT RISK: You will assume the credit risk only on Receivables for which you have given credit approval in writing ("Credit Approvals"). In the absence of such written Credit Approval from you, the Receivable is at our risk. If we ship merchandise or provide services based on a verbal approval, we acknowledge our responsibility to ensure that such approval is received by us in writing in a timely manner. We acknowledge that Credit Approvals may be withdrawn, either orally or in writing, in your discretion at any time if, in your opinion, a customer's credit standing becomes impaired before actual delivery of merchandise or rendering of services. Credit Approvals shall be limited to the specific terms and amounts indicated, and, notwithstanding any information subsequently provided to us by you, such credit approvals are automatically rescinded and withdrawn if the terms of sale vary from the terms approved by you, or if the terms of sale are changed by us


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                                  Page 2 of 9


without your written Credit Approval on the new terms, or if the Receivable is not assigned to you promptly (within five days) after creation. We further acknowledge that if we ship merchandise or provide services to a customer who has outstanding Receivables from us, and such customer's credit line and/or outstanding Credit Approvals have been withdrawn by you, and the Receivables created thereby, whether or not they are sold and assigned to you, exceed ten percent (10%) of the amount outstanding on your books, that any credit approvals applying to those Receivables outstanding on your books are cancelled and all outstanding Receivables from that customer are at our risk. If a customer, after receiving and accepting delivery of goods or services (subject to all warranties herein) for which you have given written Credit Approval, fails to pay a Receivable when due, and such nonpayment is due solely to financial inability to pay, you shall bear any loss thereon. If nonpayment is due to any other reason, however, you shall not be responsible. Specifically, you shall not be responsible for any nonpayment of a Receivable: (a) because of the assertion of any claim or dispute by a customer for any reason whatsoever, including, without limitation, disputes as to price, terms of sale, delivery, quantity, quality, or other, or the exercise of any counterclaim or offset (whether or not such claim, counterclaim or offset relates to the specific Receivable); (b) where nonpayment is a consequence of enemy attack, civil commotion, strikes, lockouts, the act or restraint of public authorities, acts of God or force majeure; or (c) if any representation or warranty made by us to you in respect of such Receivable has been breached. The assertion of a dispute by a customer shall have the effect of negating any Credit Approval on the affected Receivable(s) and such Receivable(s) shall be at our risk until paid or otherwise cleared from your books. With regard to sales without Credit Approval or in excess of any Credit Approval as to any given customer, we agree that any payments or credits applying to any Receivables owing by such customer will be applied: FIRST, to any Credit-Approved Receivables outstanding on your books; second, to any Client Risk Receivables outstanding on your books; and, THIRD, to any Receivables outstanding on our books. This order of payment applies regardless of the respective dates the sales occurred and regardless of any notations on payment items. If you fail to collect a Receivable for which you have given Credit Approval within 120 days of its maturity, and your failure to collect such Receivable is due solely to the customer's financial inability to pay, you shall pay to us the net amount of such Receivable then owing on the Wednesday next following the week during which said 120 days expired. Any Receivable for freight, samples, or miscellaneous sales (including, without limitation, the sale of merchandise and/or in quantities not regularly sold by us) is always assigned to you at our risk, notwithstanding any written credit approval from you. You shall have no liability of any kind for declining or refusing to give, or for withdrawing, revoking, or modifying, any Credit Approval pursuant to the terms of this Agreement, or for exercising or failing to exercise any rights or remedies you may have under this Agreement or otherwise. In the event you decline to give your Credit Approval on any order received by us from a customer, and in advising us of such decline you furnish us with information as to the credit standing of the customer, such information shall be deemed to have been requested of you by us and your advice containing such information is recognized as a privileged communication. We agree that such information shall not be given to our customer or to our salesman. If necessary, we shall merely advise our customer that credit has been declined on the account and that any questions should be directed to you.

     4. CLIENT RISK RECEIVABLES: Any sale of goods or rendering of services by us for which we have not received written Credit Approval, or for which Credit Approval has been withdrawn or revoked, shall be known as a "Client Risk Receivable." Any Client Risk Receivable(s) assigned to and purchased by you are with recourse to us and at our sole credit risk. You shall have the right to charge back to our account the amount of such Client Risk Receivable(s) at any time and from time to time, either before or after maturity. We agree to pay you on demand the full amount thereof, and, failing to do so, we agree to pay all expenses incurred by you up to the date of such payment in attempting to collect or enforce payment of such Receivable(s). However, in no event shall you have any credit risk on the first $ 0 of any Receivable, notwithstanding the fact that such Receivable has been credit approved by you. For purposes of determining your credit risk hereunder, the Receivable balance due you from any given customer shall be calculated as the aggregate amount owed by that customer less any credits to which such customer may be entitled, and is not to be construed to mean individual invoices owed by that customer.

     5.  PURCHASE PRICE:

           (a) The purchase price you shall pay to us for each Receivable shall equal the Net Invoice Amount thereof less your factoring commission, as specified below. As used herein, the term "Net Invoice Amount" means the gross invoice amount of the Receivable, less returns (whenever made), all selling discounts (at your option calculated on shortest terms) made available or extended to our customer, whether taken or not, and credits or deductions of any kind allowed or granted to or taken by the customer at any time. Unless specifically shown on the invoice sold and assigned to you, no discount, credit, allowance, or deduction with respect to any Receivable shall be granted, or approved, by us to any customer without your prior written consent.


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                                  Page 3 of 9


           (b) The purchase price (as computed above), less (i) any reasonable reserves or credit balance that you, in your sole discretion, determine to hold,
(ii) monies remitted, paid, or otherwise advanced by you to us or for our account (including any amounts which you may be obligated to pay in the future), and (iii) any other charges to our account provided for by this Agreement, shall be payable by you to us on the date of collection. Monies shall be deemed to have been collected on the date of receipt thereof by you plus THREE (3) business days for clearing.

           (c) You shall be entitled to withhold a reserve of sums otherwise due us, and may revise the amount of such reserve at any time and from time to time if you deem it necessary to do so in order to protect your interests. Furthermore, at your request, we shall maintain a credit balance ("credit balance" or "reserve" shall be defined for purposes of this subparagraph 5(c) as credit for amounts due us and not a "cash balance") with you in such amount as you determine to be commensurate with the volume and character of the business conducted by us and sufficient to protect you against all possible returns, claims of our customers, indebtedness owing by us to you, or any other contingencies. We shall pay you any debit balance in our account on demand.

           (d) In your sole discretion, in accordance with the terms of this Agreement, you may from time to time advance to us, against the purchase price of Receivables purchased by you hereunder, sums up to SEVENTY PERCENT (70%) of the aggregate purchase price of Receivables outstanding at the time any such advance is made, less: (1) Any such Receivables that are in dispute; (2) Any such Receivables that are not credit approved; and (3) Any fees, actual or estimated, that are chargeable to our reserve account. Unless otherwise specified in any promissory note, or loan or other agreement, executed in connection with such advance, any such advance shall be payable on demand and shall bear interest at the rate set forth in subparagraph (e) below from the date such advance is made until the date you would otherwise be obligated hereunder to pay the purchase price of the Receivable(s) against which such advance was made.

           (e) Interest upon the daily net balance of any monies remitted, paid, advanced or otherwise charged to us or for our account before the payment date (including any advance made pursuant to subparagraph 5(d) above), and interest applicable to the charges or to the expenses referred to in this Agreement, shall be charged to our reserve account as of the last day of each month at a rate the greater of nine percent (9%) per anum or ONE PERCENT (1%) above the Prime Rate. The Prime Rate shall mean, at any time, the rate of interest quoted in the Wall Street Journal, Money Rates Section as the "Prime Rate" (currently defined as the base rate on corporate loans posted by at least 75% of the nation's thirty (30) largest banks). In the event that the Wall Street Journal quotes more than one rate, or a range of rates as the Prime Rate, then the Prime Rate shall mean the highest of the quoted rates. In the event that the Wall Street Journal ceases to publish a Prime Rate, then the Prime Rate shall be the average of the three largest U.S. money center commercial banks, as determined by Capital Factors, Inc. If, during any month, our reserve account or credit balance, subject to the terms and conditions of this Agreement, shall be in a net credit balance (i.e., the reserve or credit balance exceeds outstanding Receivables), then you agree to credit our reserve account as of the last day of each month with interest at a rate equal to THREE PERCENT (3%) below the Prime Rate. All such interest, whether charged or credited to our reserve account, shall be computed for the actual number of days elapsed on the basis of year consisting of 360 days. Any adjustment in your interest rate, whether downward or upward, will become effective on the first day of the month following the month in which the prime rate of interest is reduced or increased. HOWEVER, in no event shall the rate of interest agreed to or charged to us hereunder exceed the maximum rate of interest permitted to be agreed to or charged to us under applicable law. IT IS THE INTENTION OF THE PARTIES HERETO NOT TO MAKE ANY AGREEMENT VIOLATIVE OF THE LAWS OF THE STATE OF FLORIDA OR THE UNITED STATES RELATING TO USURY. IN NO EVENT, THEREFORE, SHALL ANY INTEREST DUE HEREUNDER BE AT A RATE IN EXCESS OF THE HIGHEST LAWFUL RATE, i.e., IN NO EVENT SHALL YOU CHARGE OR SHALL WE BE REQUIRED TO PAY ANY INTEREST THAT, TOGETHER WITH ANY OTHER CHARGES HEREUNDER THAT MAY BE DEEMED TO BE IN THE NATURE OF INTEREST, HOWEVER COMPUTED, EXCEEDS THE MAXIMUM LAWFUL RATE OF INTEREST ALLOWABLE UNDER THE LAWS OF THE STATE OF FLORIDA AND/OR OF THE UNITED STATES. SHOULD ANY PROVISION OF THIS AGREEMENT OR ANY OTHER AGREEMENT BETWEEN US BE CONSTRUED TO REQUIRE THE PAYMENT OF INTEREST THAT EXCEEDS SUCH MAXIMUM LAWFUL RATE, ANY SUCH EXCESS SHALL BE AND IS EXPRESSLY HEREBY WAIVED BY YOU. SHOULD ANY EXCESS INTEREST IN FACT BE PAID, SUCH EXCESS SHALL BE DEEMED TO BE A PAYMENT OF THE PRINCIPAL AMOUNT OF OUTSTANDING INDEBTEDNESS OWING BY US TO YOU AND SHALL BE APPLIED TO SUCH PRINCIPAL.

     6.  FACTORING COMMISSIONS.

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                                  Page 4 of 9


           (a) For your services hereunder, we shall pay and you shall be entitled to receive a factoring commission equal to ONE-HALF PERCENT (.5%) of the gross Invoice Amount of each Receivable, which commission shall be due and payable to you on the date such Receivable arises. Factoring commissions shall be chargeable to our account with you. You shall be entitled to receive a surcharge equal to ONE PERCENT (1%) of the gross Invoice Amount of all Receivables arising out of our sales to Debtors-In-Possession. The minimum factoring commission on each invoice or credit memo shall be $0.

           (b) Your commission, specified in paragraph 6(a) above, is based upon our maximum selling terms of NINETY (90) days, and no more extended terms or additional dating will be granted by us to any customer without your prior written approval. If and when such extended terms or additional dating are given to our customers, your commission with respect to the Receivables represented thereby shall be increased by twenty-five percent (25%) for each 30 days, or portion thereof, of extended or additional dating.

           (c) The minimum aggregate factoring commissions payable under this Agreement for each contract period hereof shall be TWELVE THOUSAND DOLLARS ($12,000.00), which shall be payable at the rate of TWO THOUSAND DOLLARS ($2,000.00) per month. To the extent of any deficiency (after giving effect to commissions payable under the foregoing subparagraphs), the difference between the minimum and the amount already charged shall be chargeable to our account with you.

     7. STATEMENT OF ACCOUNT: Once each month you shall render a statement (Client Ledger) to us with respect to the Receivables purchased by you during the previous month, any advances made by you, collections received by you, and charges made to our account under this Agreement. Our account shall be charged with all discounts (at your option, calculated on shortest terms) made available to customers on assigned Receivables, all returns, allowances, deductions and credits, and your reasonable expenses, including, without limitation, postage on invoices, bank wire fees, filing fees, UCC search and similar charges. We will also be charged with interest at the rate specified in paragraph 5(e) above, with respect both to Receivables as to which a credit is issued after the payment date applicable thereto, and any Receivables collected or charged back after such credit, or to the date of collection or chargeback, as the case may be. A discount, credit or allowance after issuance or granting may be claimed solely by the customer. Each statement, report, or accounting rendered or issued by you to us shall be deemed accepted by us and shall be conclusive and binding upon us, unless within thirty (30) days after the date thereof we notify you to the contrary by registered or certified mail, setting forth with specificity the reasons why we believe such statement, report, or accounting is incorrect and what we believe to be the correct amount thereof. Moreover, if we fail to receive a monthly statement, we shall likewise be obligated to notify you in the same manner as if we fail to accept the statement, and our failure to do so shall relieve you of any responsibility or liability arising out of our not receiving such monthly statement.

     8. REPRESENTATIONS AND WARRANTIES: We hereby represent and warrant to you that: (i) each Receivable is a bona fide existing obligation created by a customer's express order for, and the actual sale and physical delivery of, or legal passage of title to, goods or the rendering of services to customers in the ordinary course of business, which goods, prior to sale, we owned free and clear of any liens or encumbrances, and which Receivable is then unconditionally owing to us without dispute, defense, offset, or counterclaim; (ii) the customers, which are not affiliated with us, have received and have accepted the goods or services, and the invoices therefor, without dispute, offset, or claim of any kind as to price, terms, quality, quantity, delay in shipment, offsets, counterclaims, contra accounts or any other defense of any other kind and character; (iii) the Receivables will not be subject to discounts, deductions, allowances, offsets, counterclaims or other contra items, nor to any other special terms of payment that are not shown on the face of the invoice thereof;
(iv) the Receivables will not represent delivery of merchandise upon "consignment," "guaranteed sale," "sale or return," "payment on reorder," or similar terms; and (v) the Receivables will not represent "pack, bill and hold" transactions unless we have furnished you with a copy of our customer's purchase order soon after its receipt, and you have obtained such customer's agreement to grant you a security interest in the merchandise and pay for such merchandise at maturity of our invoice irrespective of whether or not we have received instructions to deliver the same; (vi) we are solvent; (vii) we have full right and authority to sell or assign to you, and to grant to you a security interest in, our Receivables; (viii) we have not granted and will not hereafter grant to any other person a security interest in, or grant to any other person any right to purchase, our Receivables, or, without your prior written consent, grant to any other person a security interest in any of our inventory at any time during the term of this Agreement and until all security interests or purchases granted hereunder have been terminated; (ix) we have paid all taxes which have become due and payable and there are no judgements, assessments, or liens filed against us or any of our property, real or personal.


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                                  Page 5 of 9


      9. SECURITY: As collateral security for any and all of our (and our parent's subsidiaries' and affiliates') indebtedness and obligations to you (and to your parent, subsidiaries and affiliates), whether matured or unmatured, absolute or contingent, now existing or hereafter arising (including under indemnity or reimbursement agreements or by subrogation), and however acquired by you, whether arising directly between us or acquired by you by assignment, whether relating to this Agreement or independent hereof, including all obligations incurred by us to any other person factored or financed by you (collectively, the "Obligations"), we do hereby grant to you a security interest in all of our accounts, contract rights, computer software, programs, stored data, aging schedules, customer lists, and general intangibles and any of the royalties and other fees which become due for the use of any patents, trademarks, or copyrights, whether or not otherwise specifically assigned to you in this Agreement, now existing or hereafter acquired, and in the proceeds and products thereof, any security and guarantees therefor, in the goods and property represented thereby, in all of our books and records relating to the forgoing, and in all reserves, credit balances, sums of money at any time to our credit with you, and any of our property at any time in your possession. We hereby irrevocably authorize and direct you to charge at any time to our account any Obligations, and to pay any Obligations owing by us to your parent, subsidiaries or affiliates, by so charging our account. We agree to execute financing statements and any and all other instruments and documents that may now or hereafter be provided for by the Uniform Commercial Code or other law applicable thereto reflecting security interests granted to you hereunder. We hereby appoint you as our attorney-in-fact and authorize you to sign such financing statements on our behalf as debtor or to file such financing statements without our signature, signed only by you as secured party. We shall be liable for, and you may charge our account with, all reasonable costs and expenses of filing such financing statements (including any filing or recording taxes), making lien searches, and any attorney's fees and expenses that may be incurred by you in perfecting, protecting, preserving, or enforcing your security interests and rights hereunder.

      10. TERM: This Agreement shall continue in full force and effect for a period of SIX (6) MONTHS from the date hereof and shall be deemed renewed from year to year thereafter unless we give you notice in writing, by registered or certified mail, not less than thirty (30) and not more than sixty (60) days prior to the expiration of the original term of this Agreement (or any renewal term thereof), of our intention to terminate this Agreement as of the end of such term. You may terminate this Agreement at any time upon thirty (30) days prior written notice to us. Further, termination of the Agreement shall not serve to terminate the separate License Agreement between the parties. Notwithstanding the foregoing, if we become insolvent or unable to meet our debts as they mature, fail, close, suspend, or go out of business, commit an act of bankruptcy, file or become the subject of a petition under the Bankruptcy Act or law permitting the appointment of a receiver, liquidator, conservator, or similar functionary, breach or become in default under this Agreement or any other agreement with you (or your parent, subsidiaries or affiliates), or any Obligation to you, or if there is a material change (by death or otherwise) in our principal stockholders or owners as a result of their sale or transfer of shares of capital stock, then, notwithstanding the foregoing, you shall have the right to terminate this Agreement at any time without notice; provided, however, that nothing contained in the foregoing shall prevent Mansur Industries issuance and sale of common stock or preferred stock or other securities convertible into common stock or require Mansur Industries to obtain consent of Capital Factors in connection with Mansur Industries' issuance and sale of common stock or preferred stock or other securities convertible into common stock. In the event you elect to terminate this Agreement, and your decision to do so is a result of a breach of this Agreement by us, then, notwithstanding any other provisions contained herein, you shall be entitled to charge our account, and we agree to pay to you, the monthly minimum factoring fee specified in paragraph 6(c) herein for the later of ninety (90) days from the effective date of termination or until any and all of our indebtedness to you pursuant to this Agreement shall have been paid in full. Your rights and our Obligations arising out of transactions having their inception prior to the termination date shall not be affected by any termination or notice thereof. Termination of this Agreement shall not terminate, extinguish, or remove any liens or security interests granted to you hereunder until we have fully paid and discharged any and all of our Obligations to you, and we shall continue to furnish to you confirmatory assignments and schedules of Receivables previously assigned to you and all proceeds in respect thereof. After the giving of any notice of termination hereunder, and until the full liquidation of our account, we shall not be entitled to receive any payments from you. From and after the effective date of termination, all amounts charged or chargeable to our account hereunder, and all our Obligations to you, shall become immediately due and payable without further notice or demand.


      11.  MISCELLANEOUS:

           (a) Any goods rejected or returned by any customer shall be your property held by us in trust for you separate and apart from any other goods, and, upon your demand and in accordance
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with your instructions, shall forthwith be delivered to you or disposed of by us without charge to you, with the proceeds of such disposition to be remitted promptly to you. We shall promptly report to you, in writing, all disputes and claims made by our customers, the refusal of any services, and the rejection or return of or offer to return any goods, and we will promptly and diligently prosecute, defend or settle all such claims and disputes at our expense. WE
AGREE TO PREPARE AND ASSIGN TO YOU ALL CREDIT MEMOS TO WHICH OUR CUSTOMERS HAVE BECOME ENTITLED SINCE THE DATE OF OUR LAST ASSIGNMENT, and our failure to do so entitles you to charge our account with any expenses incurred by you as a result. As absolute owner of each Receivable, you may, in your sole discretion, enforce, effect any compromise regarding settlement, or adjust any Receivable, in your name or ours, without affecting or limiting our obligations to you under this Agreement, whether or not any such Receivable shall have been charged back to us. You reserve the right at any time to charge back to our account the full amount of the Receivable(s) involved in any claim, dispute, rejection, or return asserted or made by our customers, and we agree to pay you upon demand the full amount thereof. The chargeback to our account of the amount of any such Receivable shall not be deemed a reassignment to us, and title thereto and to the proceeds thereof, all security and guarantees therefor, and our interest in the goods represented thereby shall remain in you. We shall indemnify you for, and hold you harmless against, any loss, liability, claim or expense of any kind arising from any claims of, or disputes with, our customers as to terms, price, quality, quantity, or otherwise, relating to any Receivable, including any claim for return or reimbursement of any payments therefor. We agree to notify you promptly when a customer asserts a dispute or claim of any kind, and upon your notice to us of a customer dispute or claim, we agree to contact the customer promptly to effect a resolution of such dispute or claim.

           (b) If any check, draft, note, acceptance, cash collection or payment in any form is received by us on any Receivable, WE SHALL IMMEDIATELY TRANSMIT AND DELIVER IT TO YOU IN THE FORM RECEIVED, and our failure to do so entitles you to charge our account with any expenses incurred by you as a result. Until our delivery of each such payment to you, it shall be held by us in trust for you. We agree that you, and any such person or entity as you may from time to time designate, shall have the right to sign and/or endorse our name on all remittances and all papers, bills of lading, receipts, instruments and documents relating to the Receivables and the transactions between us. You shall have the right to deposit any checks or other remittances received on Receivables regardless of notations or conditions placed thereon by our customers or deductions reflected thereby and to charge the amount of any such deduction to our account.

           (c) In the event a sales or excise tax is levied by State or Federal authorities, in such form that you are required to pay a tax on sales represented by any Receivable(s), we agree to reimburse you for the full amount of taxes payable and agree that all such amounts may be charged to our account.

           (d) We agree to keep proper books of record and accounts in accordance with sound and accepted accounting practices, which books shall at all times be open to inspection by you. You and such accountant or other agents as you may from time to time designate shall have the right, at our expense, to visit and inspect our properties, assets and books, and to discuss our affairs, finances and accounts with our officers and employees at such reasonable times as you may designate, and to make and take away copies of our records. We agree to do all things necessary or appropriate to permit you to fully exercise your rights under this Paragraph. We also agree to make available to you from time to time, upon your request, copies of financial statements prepared by an accountant acceptable to you. Unless specifically waived in writing, such financial statements are to be provided to you on a quarterly basis.

           (e) Your failure at any time to insist upon performance of any term or provision of this Agreement shall not be deemed a waiver of any right reserved to you, and the waiver of one provision shall not be deemed to be a waiver of any other provision.

           (f) This Agreement is our complete and final agreement, reflects our mutual understanding, supersedes any prior agreement or understanding between us, and may not be modified or amended orally. We acknowledge that, but for the promises and representations expressly contained in this Agreement, no other promise or representation of any kind has been made to us to induce us to execute this Agreement. Furthermore, we acknowledge that if any such promise or representation has been made, we have not relied upon it in deciding to enter into this Agreement.

           (g) This Agreement is deemed made in the State of Florida and shall be governed, interpreted, and construed in accordance with the laws of the State of Florida. No modification, amendment, waiver, or discharge of this Agreement shall be binding upon you unless in writing and signed by you. TRIAL BY JURY IS HEREBY WAIVED by us in any action, proceeding or counterclaim brought by either of us against the other on any matters whatsoever arising out of or in any way connected with this Agreement, or the relations created hereby, whether for contract, tort, or otherwise, and we hereby consent to the jurisdiction of the courts of the State of Florida and of any Federal Court in such state for determination of any dispute as to any such matters. In connection therewith, we hereby waive personal service of any summons, complaint, or other process, and agree that service thereof may be made by registered or certified mail directed to us at our address set forth above or such other address of which we shall have previously notified you by registered or certified mail. In the event that you obtain counsel for the purpose of collecting any indebtedness due you from us or seeking to enforce any right you are entitled to under the factoring agreement, we agree to pay the reasonable attorneys' fees and expenses (including all such fees incurred at trial and the appellate levels) of your counsel. In addition, in the event you are sued by us or any other party for any claim or cause of action related to or arising under this Agreement or the factoring relationship, or you are required to defend any suit regarding any duty you are alleged to have breached, whether in the form of a contract duty, tort or otherwise, we agree that if you prevail at trial or on appeal we shall be obligated to reimburse you for all of the reasonable attorneys' fees you incur. We also agree that you may charge and/or set off against our account all such fees and expenses as such fees or expenses are incurred. Your books and records shall be admissible as prima facie evidence of the status of the accounts between us. This Agreement shall be binding upon and inure to the benefit of each of us and our respective heirs, executors, administrators, successors and assigns, but we may not assign this Agreement or any of our rights hereunder to any person without your prior written consent.

           (h) As used in this Agreement the terms "our", "we" and "us" or words of similar import shall mean and refer to each of Mansur, Inc. and Systemone Technologies, Inc., their successors and assigns, jointly and severally unless the context of this Agreement otherwise so states.

           (i) We agree and acknowledge that you and your authorized representatives are engaged in the provision of factoring services pursuant to this Agreement. By entering into this Agreement, we expressly acknowledge that we will not seek advice or counsel from you or any of your representatives with respect to the management and/or operation of our business, or any other entity affiliated or controlled by us, and if we deem such advice or counsel to have been offered, directly or indirectly, we will evaluate it and act or decline to act upon it based upon our own careful analysis and/or the advice or counsel of our own independent expert(s) or consultant(s). WE AGREE THAT WE WILL NOT SEEK OR ATTEMPT TO ESTABLISH A FIDUCIARY RELATIONSHIP BETWEEN YOU AND/OR YOUR REPRESENTATIVES AND OURSELVES, OR ANY OTHER ENTITY AFFILIATED OR CONTROLLED BY US. WE HEREBY EXPRESSLY WAIVE ANY RIGHT TO ASSERT, NOW OR IN THE FUTURE, THAT THERE WAS OR IS A FIDUCIARY RELATIONSHIP BETWEEN US IN ANY ACTION, PROCEEDING OR CLAIM FOR DAMAGES.


                                           MANSUR INDUSTRIES, INC.

                                           By: /S/ RICHARD P. SMITH
                                               -----------------------------
                                              Richard P. Smith, Chief Financial
                                                Officer

                                           and

                                           SYSTEMONE TECHNOLOGIES, INC.

                                           By: /S/ RICHARD P. SMITH
                                               ------------------------------
                                             Richard P. Smith, Chief Financial
                                               Officer

The foregoing is acknowledged, accepted and agreed to:


CAPITAL FACTORS, INC.

By: /S/ JOHN W. KIEFER
    ----------------------
   John W. Kiefer, President


                              CORPORATE RESOLUTION

      WHEREAS, the company will benefit from the services of a factor in connection with the handling of its accounts receivable; and

      WHEREAS, the Board has considered a proposed Factoring Agreement with CAPITAL FACTORS, INC., a Florida corporation, under which CAPITAL FACTORS, INC. would act as the Company's exclusive factor;


      NOW, THEREFORE, BE IT AND IT IS HEREBY RESOLVED THAT:

      The proposed Factoring Agreement is approved, and appropriate officers of the company are authorized and directed to execute and deliver a Factoring Agreement with CAPITAL FACTORS, INC. in the form or substantially the form outlined herein, and to do and perform all things contemplated herein on behalf of this company.

      As of the date of this Agreement, the following are the officers/employees authorized to act on behalf of the company:


/S/ PIERRE G. MANSUR
-------------------------
Pierre G. Mansur, President

/S/ PAUL I. MANSUR
-------------------------
Paul I. Mansur, C.E.O.

/S/ RICHARD P. SMITH
-------------------------
Richard P. Smith, C.F.O.

_________________________


     IN WITNESS WHEREOF, the undersigned hereby certifies that the foregoing Resolution was duly adopted at a meeting of the Board of Directors held on November 24, 1997, at which a quorum was present, and that said Resolution has not been modified, amended, or rescinded and remains in full force and effect as of the date set forth below.

                                                MANSUR INDUSTRIES, INC.

                                                By: /S/ PAUL I. MANSUR
                                                    ----------------------
                                                      Paul I. Mansur
                                                Its:  C.E.O.


ATTEST:


/s/ PIERRE G. MANSUR       (SEAL)
----------------------
Secretary


                              CORPORATE RESOLUTION

      WHEREAS, the company will benefit from the services of a factor in connection with the handling of its accounts receivable; and

      WHEREAS, the Board has considered a proposed Factoring Agreement with CAPITAL FACTORS, INC., a Florida corporation, under which CAPITAL FACTORS, INC. would act as the Company's exclusive factor;


      NOW, THEREFORE, BE IT AND IT IS HEREBY RESOLVED THAT:

      The proposed Factoring Agreement is approved, and appropriate officers of the company are authorized and directed to execute and deliver a Factoring Agreement with CAPITAL FACTORS, INC. in the form or substantially the form outlined herein, and to do and perform all things contemplated herein on behalf of this company.

      As of the date of this Agreement, the following are the officers/employees authorized to act on behalf of the company:


/S/ PIERRE G. MANSUR
-------------------------
Pierre G. Mansur, President

/S/ PAUL I. MANSUR
-------------------------
Paul I. Mansur, C.E.O.

/S/ RICHARD P. SMITH
-------------------------
Richard P. Smith, C.F.O.

_________________________


     IN WITNESS WHEREOF, the undersigned hereby certifies that the foregoing Resolution was duly adopted at a meeting of the Board of Directors held on November 26, 1997, at which a quorum was present, and that said Resolution has not been modified, amended, or rescinded and remains in full force and effect as of the date set forth below.

                                                MANSUR INDUSTRIES, INC.

                                                By: /S/ PAUL I. MANSUR
                                                    ----------------------
                                                      Paul I. Mansur
                                                Its:  C.E.O


ATTEST:


/s/ PIERRE G. MANSUR       (SEAL)
----------------------
Secretary